Execution Version SIDE LETTER AGREEMENT This Side Letter Agreement (this “Agreement”) is entered into as of July 28, 2023, by and between Plastiq, Powered by Priority, LLC, a Delaware limited liability company (“Buyer”), and Colonnade Acquisition Corp. II, a Cayman Islands exempted company limited by shares (“Colonnade”). Buyer and Colonnade each are a “Party” and are sometimes collectively referred to herein as the “Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as hereinafter defined). WHEREAS, in connection with and subject to the closing of the transactions contemplated by that certain Equity and Asset Purchase Agreement, dated May 23, 2023, by and among Plastiq, Inc., a Delaware corporation (“Plastiq”), PLV Inc., a Delaware corporation and wholly owned subsidiary of Plastiq, Nearside Business Corp., a Delaware corporation and wholly owned subsidiary of Plastiq, and Buyer (the “Purchase Agreement”), Buyer intends to (i) issue 5% of common units of Buyer (the “Common Units”) to Colonnade, and (ii) pay Colonnade a total cash component of $2 million in exchange for Colonnade releasing all claims and causes of action against the Purchased Assets and Plastiq, including its affiliates, subsidiaries, officers, directors, shareholders, agents, attorneys, advisors, and employees, past and present (together with Plastiq, the “Plastiq Parties”) arising from or relating to that certain Agreement and Plan of Merger, by and between, Colonnade and Plastiq, dated as of August 3, 2022 (the “Merger Agreement”); NOW, THEREFORE, for and in consideration of the mutual benefits to be derived by the Parties hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties, intending to be legally bound, do hereby agree as follows: 1. Exchange of Common Units. Subject to the terms and conditions of this Agreement: (a) effective upon Closing (as hereinafter defined) Colonnade fully and forever releases and discharges the Plastiq Parties and Buyer, including its affiliates, subsidiaries, officers, directors, shareholders, agents, attorneys, advisors, and employees, past and present (together with Buyer, the “Buyer Parties”), from any and all claims, demands, liens, agreements, contracts, covenants, suits, actions, causes of action, obligations, controversies, debts, costs, expenses, damages, judgements, orders and liabilities, of any kind and of every nature whatsoever, direct or indirect, whether known or unknown, or whether asserted or unasserted, which Colonnade now has against the Purchased Assets, the Plastiq Parties or Buyer Parties, or hereafter can, shall or may have, arising from or relating to the Merger Agreement (collectively, the “Claims”); and (b) in exchange for Colonnade’s release in Section 1(a), Buyer shall (i) issue Colonnade 5,000 Common Units (the “Colonnade Common Units”) at Closing with a maximum liquidation value cap equal to the difference of (A) $15 million minus (B) amounts paid under subsection (ii) hereof at the time of a liquidation event (the “Liquidation Cap”), and with such rights, powers, preferences and privileges as provided herein and in Buyer’s amended and restated limited liability company agreement attached hereto as Exhibit A (the “LLC Agreement”); and (ii) subject to the occurrence of the Closing, pay Colonnade a total of $2 million, with $1 million to be paid in U.S. dollars at Closing by wire transfer of immediately available funds to an account designated by Colonnade and $1 million to be paid via distribution from Buyer in the manner described in Section 7.02 of the LLC Agreement. Notwithstanding anything contained herein and except as otherwise stipulated and agreed on the record at the hearing on approval of the Sale Order (as defined in the Purchase Agreement) on July 27, 2023, and as may also be set forth in the final Sale Order, the foregoing release shall not deprive or extinguish Colonnade’s right to defensively assert rights, counter-claims and defenses in any litigation brought against

2 Colonnade in connection with the Merger Agreement or otherwise, including, without limitation, any right of recoupment or set off, all such rights, counter-claims and defenses being expressly preserved and reserved by Colonnade. 2. Closing. The closing of this Agreement shall occur simultaneously with the closing of the transactions of the Purchase Agreement on the Closing Date (as defined in the Purchase Agreement) (the “Closing”). 3. Representations and Warranties. Buyer hereby represents and warrants to Colonnade and Colonnade hereby represents and warrants to Buyer as follows: (a) Authority. Each Party has the full right, power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. (b) Enforceability. Upon each Party’s execution and delivery of this Agreement, it shall constitute the legal, valid and binding obligation of such Party and shall be enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. (c) No Conflicts. Each Party’s execution and delivery of this Agreement, consummation of the transactions contemplated hereby, and compliance with any of the provisions hereof, shall not constitute a breach or default under applicable law or any agreement or other instrument or obligation to which each Party is a party or is otherwise bound. It shall not be considered a breach of this Side Letter Agreement or this sub-paragraph if the rights and obligations of the LLC Agreement conflict with this Side Letter Agreement. 4. Covenants. (a) Repurchase. (i) Buyer Repurchase. Buyer shall have the right on or after the third (3rd) anniversary of Closing to repurchase all or a portion of the Colonnade Common Units at Fair Market Value (as hereinafter defined). (ii) Colonnade Repurchase Demand. From the period commencing three (3) years after Closing and provided that: (1) the unreturned capital contribution on the Earnout Payment (as defined in the LLC Agreement) is reduced to zero; and (2) after giving effect to the repurchase contemplated hereunder as if Buyer had funded such repurchase solely with debt, Buyer’s pro forma leverage ratio is less than 3.0x, Colonnade shall have the right to demand that Buyer purchase all of the Colonnade Common Units at Fair Market Value. (iii) Fair Market Value. For purposes of this Agreement, “Fair Market Value” means the purchase price that a willing buyer having all relevant knowledge would pay a willing seller

3 for the Colonnade Common Units in an arm’s length transaction, as determined in good faith by either (i) Buyer and Colonnade based on such factors as Buyer and Colonnade, in the exercise of their reasonable judgment and in good faith, consider relevant which shall include a deduction from the aggregate Fair Market Value of Buyer (unless already considered in the determination of Fair Market Value) an amount equal to five percent (5%) of Priority’s outstanding additional contributions contemplated by Section 4(b) hereof, or (ii) by an Independent Third-Party Appraiser (as hereinafter defined) pursuant to Section 4(a)(iv), based on such factors as the Independent Third-Party Appraiser, in exercise of its reasonable judgment, considers relevant which shall include a deduction from the aggregate Fair Market Value of Buyer (unless already considered in the determination of Fair Market Value) an amount equal to five percent (5%) of Priority’s outstanding additional contributions contemplated by Section 4(b) hereof; provided, however, that in no event shall the Fair Market Value for the Colonnade Common Units exceed the Liquidation Cap. The Parties agree that the use of a fair market value agreement shall not cause the covenants and agreements contained herein to fail as a matter of law due to lack of a material term. Pursuant to Section 1(b), such amount payable to Colonnade will be subject to the Liquidation Cap. For definition purposes only, “Priority’s outstanding additional contributions” shall mean Priority Member’s Unreturned Capital Value that has not been paid pursuant to Section 7.02(b) of the LLC Agreement. (iv) Independent Third-Party Appraiser. If Buyer and Colonnade fail to reach an agreement with respect to Fair Market Value of the Colonnade Common Units in the event Buyer or Colonnade exercise its right to repurchase or demand repurchase, respectively, within ten (10) Business Days of the respective Party’s notice of its intent to exercise such right, the determination of Fair Market Value of the Colonnade Common Units shall be submitted to an agreed upon impartial, nationally recognized valuation firm which firm shall be other than the Colonnade’s accountants or Buyer’s accountants or a firm or expert with any prior business relationship with either Party for the prior two (2) years (the “Independent Third-Party Appraiser”) who, acting as an expert and not arbitrator, shall determine Fair Market Value. The Parties agree that the Fair Market Value determination of the Independent Third-Party Appraiser shall be binding on the Parties absent manifest error. For the avoidance of doubt, should the Independent Third-Party Appraiser’s determination of Fair Market Value of the Colonnade Common Units exceed the Liquidation Cap, the Fair Market Value shall be adjusted down to equal the Liquidation Cap. (v) Closing of Repurchase. Closing of a repurchase under Section 4(a)(i) or (ii) shall take place in accordance with Section 10.05 of the LLC Agreement. (b) Capital Contributions. The Parties acknowledge and agree that from time-to-time a parent company or affiliate of Buyer will contribute additional capital to the Buyer and that such additional capital contributions will not increase Priority Holdings, LLC’s (inclusive of any parent company or affiliate of Buyer) percentage ownership of Common Units or decrease Colonnade’s percentage ownership of Common Units. (c) Permitted Actions by Colonnade in Bankruptcy. In connection with Plastiq’s bankruptcy filing, prior to the Closing, subject to applicable law, Colonnade may, in its sole discretion (i) file proofs of claim in connection with the Claims and vote such Claims in any bankruptcy case of Plastiq or any of its subsidiaries; (ii) take such other actions as it may deem necessary or advisable

4 for the exercise or enforcement of any of its rights and interests with respect to the Claims; (iii) exercise any rights that may be exercised by creditors generally with respect to the Claims; (iv) serve on the unsecured creditors’ committee of Plastiq; and (v) disclose the Agreement and the terms thereof in any such bankruptcy case. 5. Conditions. The Parties’ obligations to consummate the transactions as contemplated in this Agreement in connection with Closing is subject to satisfaction or waiver of the following conditions: (a) As of the date hereof and as of the Closing each representation and warranty contained in Section 3 shall be true and correct in all respects, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate with other such failures, has not had, and would not reasonably be expected to have, a material adverse effect. (b) The Parties shall have performed and complied with their covenants and agreements hereunder to the extent required to be performed prior to the Closing in all material respects. (c) The execution and delivery of the LLC Agreement by each of the Parties, Priority Holdings, LLC and Blue Torch Finance, LLC, on or prior to the date of Closing. (d) Except as otherwise stipulated and agreed on the record at the hearing on approval of the Sale Order (as defined in the Purchase Agreement) on July 27, 2023, and as may also be set forth in the final Sale Order, the Bankruptcy Court shall have entered the Sale Order and the transactions contemplated thereby and in the Purchase Agreement shall have been closed and consummated in such a manner as to not result in any material diminution in the rights and benefits provided to Colonnade under the Purchase Agreement, including the provisions set forth in Section 2.5(c) of the Purchase Agreement and the provisions described in the Letter Agreement Terms attached to the Purchase Agreement as Exhibit B regarding payment to Colonnade. 6. Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign this Agreement nor any of its rights, interests or obligations hereunder without the prior written approval of the other Party which consent shall not be unreasonably conditioned or withheld. 7. Waiver; Modification. Failure by any Party to insist upon or enforce any of its rights shall not constitute a waiver thereof. Each Party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement. No oral modification hereof shall be binding upon the Parties, and any modification shall be in writing and signed by the Parties. 8. Survival. Each of the representations and warranties and the covenants and agreements (to the extent such covenant or agreement contemplates or requires performance by such Party prior to the Closing) of the Parties set forth in this Agreement or in any other document contemplated hereby, or in any certificate delivered hereunder or thereunder, will terminate effective four (4) years after the Closing such that no claim for breach of any such representation, warranty, covenant or agreement, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought with respect thereafter. Each covenant and agreement that explicitly contemplates performance after the Closing, will, in each case and to such extent, expressly survive the Closing in accordance with its terms. Colonnade’s Release shall no longer be effective as to Colonnade if Closing does not occur.

5 9. Termination. Except as specified in Section 8, this Agreement will automatically terminate and be of no further force and effect upon the earlier of (a) the mutual written agreement of the parties hereto, (b) the termination of the Asset Purchase Agreement, and (c) the 90th day after the Effective Date if the Closing has not occurred prior to such date; the 90 day period shall be extended by the same number of days that Closing under the Purchase Agreement is extended by agreement or otherwise. 10. Construction. This Agreement supersedes and replaces the Term Sheet by and between the Parties dated as of May 23, 2023. This Agreement is to be read in conjunction with the LLC Agreement and the Purchase Agreement, however, to the extent there is any conflict between this Agreement and the LLC Agreement or the Purchase Agreement, this Agreement shall control. It being agreed that this Agreement shall not be considered to have supplanted any of the rights or obligations of Articles IX and X of the LLC Agreement. Each Party hereto hereby acknowledges that all Parties hereto participated equally in the drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one Party than the other. 11. Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. The Parties specifically agree that all actions or proceedings arising directly or indirectly hereunder shall have venue in the State of Delaware and the local, state and/or federal courts of New Castle County, Delaware shall have jurisdiction over any such action or proceeding. 12. Section Headings. The Section headings as herein used are for convenience or reference only and shall not be deemed to vary the content of this Agreement or the covenants, agreements, representations and warranties herein set forth or to limit the provisions or scope of any Section. 13. Counterparts. This Agreement may be executed in counterparts and it shall not be necessary that each party hereto execute every counterpart. This Agreement or any counterpart may be executed and delivered by facsimile or email with scan attachment copies, each of which shall be deemed an original. This Agreement shall be effective and binding upon any and all the Parties when the last signatory hereto affixes its signature to this Agreement (the “Effective Date”) 14. Further Assurances. The Parties shall execute and deliver such other reasonable documents, certificates and agreements reasonably required by the other Party to evidence the transactions contemplated herein. [Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written. PLASTIQ, POWERED BY PRIORITY, LLC, a Delaware limited liability company By: Thomas C. Priore Chief Executive Officer & President COLONNADE ACQUISITION CORP. II, a Cayman Islands exempted company limited by shares By: Remy W. Trafalet Chief Executive Officer

EXHIBIT A LLC Agreement [attached]